Exhibit 10.62

AMENDMENT #1 TO CARBON SUPPLY AGREEMENT

This AMENDMENT #1 TO CARBON SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of the 31st day of March, 2009, by and between RED RIVER ENVIRONMENTAL PRODUCTS, LLC, a Delaware limited liability company (“Seller”), and LUMINANT GENERATION COMPANY LLC, a Texas limited liability company (“Buyer”), pursuant to the Carbon Supply Agreement (the “Carbon Supply Agreement”), dated as of September 3, 2008, between Seller and Buyer. Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Carbon Supply Agreement.

RECITALS

WHEREAS, the Carbon Supply Agreement contemplates that Seller will achieve Financial Close by January 30, 2009;

WHEREAS, the conditions in the financial markets have changed since the execution of the Carbon Supply Agreement such that achievement of Financial Close by January 30, 2009 was not possible and it is not feasible to estimate the timing for Financial Close;

WHEREAS, the equity owners of Seller contemplate funding the costs of construction of Seller’s Facility until the earlier of completion of Seller’s Facility or achievement of Financial Close; and

WHEREAS, Seller has agreed to provide Buyer certain information regarding the status of construction of Seller’s Facility and financing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and obligations stated in this Amendment, the receipt and sufficiency of which the Parties acknowledge, Seller and Buyer hereby agree as follows:

SECTION 1. AMENDMENTS

1.1 Section 1 of the Carbon Supply Agreement is hereby amended by deleting the definition of “Financial Close Milestone”.

1.2 Section 1 of the Carbon Supply Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment #1” shall mean the Amendment #1 to Carbon Supply Agreement, dated as of March 31, 2009, between Seller and Buyer.

“Seller Equity Owners” shall mean the holders of direct or indirect equity interests in Seller.

1.3 Section 2.3 (Term) of the Carbon Supply Agreement is hereby amended by deleting the date “December 31, 2014” in the first sentence of such Section and replacing it with the date “December 31, 2015”.

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

1.4 Section 10.2 of the Carbon Supply Agreement is hereby amended by deleting the period “thirty (30) Days” in the first sentence of such Section and replacing it with the period “forty-five (45) Days”.

1.5 Section 15.1.2.1 of the Carbon Supply Agreement is hereby amended by replacing such Section in its entirety with the following: “Failure by the Seller Equity Owners to fund costs of construction of Seller’s Facility as such costs become due and payable on a schedule similar to Exhibit A to Amendment #1 (as such schedule is adjusted due to changes to the overall construction schedule, actions of the construction contractor or any other event not resulting from a failure to fund by the Seller Equity Owners), until the earlier of (x) completion of Seller’s Facility and (y) Financial Close.”

1.6 Section 15.1.2.3 of the Carbon Supply Agreement is amended by deleting the words “the Financial Close Milestone and”.

1.7 Section 15.1.2 of the Carbon Supply Agreement is hereby amended by adding the following Subsection 15.1.2.4 at the end of such Section:

“15.1.2.4 Seller abandons or suspends funding of construction activities at Seller’s Facility for at least 45 consecutive days.”

1.8 Section 15.2.2.1 of the Carbon Supply Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following: “upon thirty (30) days advance Notice by Buyer to Seller, if the Event of Default is an Event of Default under Section 15.1.2.1 (Failure to Fund Default);”.

1.9 Section 15.2.2 of the Carbon Supply Agreement is hereby amended by deleting the period at the end of Subsection 15.2.2.6 and replacing it with “; and” and by adding the following Subsection 15.2.2.7 to the end of such Section:

“15.2.2.7 upon five (5) Days advance Notice by Buyer to Seller, if the Event of Default is an Event of Default under Section 15.1.2.4 (Suspension Default).”

1.10 The Carbon Supply Agreement is hereby amended by adding the following Section 27 at the end thereof:

“SECTION 27. PROVISION OF INFORMATION

Until Financial Close, Seller shall provide the following information to Buyer at least once each month:

27.1 An update on all major areas of Seller’s Facility, including, without limitation, financing, site construction, interim carbon supply and coal procurement, substantially in the form of Exhibit B to Amendment #1 or as otherwise reasonably acceptable to Buyer.

27.2 A copy of the presentation from the most recent monthly review meeting with Seller’s construction contractor, substantially in the form of Exhibit C to Amendment #1 or as otherwise reasonably acceptable to Buyer.

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

27.3 Copies of all lien releases received from Seller’s construction contractor since the last monthly delivery.

27.4 Documentation on current funding and capital calls for Seller’s Facility pursuant to documentation of the Seller Equity Owners, substantially in the form of Exhibit D to Amendment #1 or as otherwise reasonably acceptable to Buyer.”

1.11 Exhibit 4 to the Carbon Supply Agreement is hereby amended by deleting the line item “Financial Close” in its entirety.

1.12 The Annual Nomination for the Contract Year 2009 is hereby amended to be * pounds. Monthly projections are provided in Exhibit E to Amendment #1.

SECTION 2. MISCELLANEOUS

2.1 Effectiveness. This Amendment shall be effective when it shall have been executed by both Seller and Buyer. Except as specifically modified pursuant to the terms of this Amendment, the terms and conditions of the Carbon Supply Agreement remain in full force and effect.

2.2 Choice of Law. THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS. THE PARTIES MUTUALLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN DALLAS COUNTY, TEXAS AND AGREE THAT ANY ACTION, SUIT OR PROCEEDING CONCERNING, RELATED TO OR ARISING OUT OF THIS AMENDMENT AND THE NEGOTIATION OF THIS AMENDMENT WILL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS AND THE PARTIES AGREE THAT THEY WILL NOT RAISE ANY DEFENSE OR OBJECTION OR FILE ANY MOTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENCE OF THE FORUM OR THE LIKE IN ANY CASE FILED IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS. THE PARTIES MUTUALLY AGREE THAT THIS AMENDMENT IS A “MAJOR TRANSACTION” WITHIN THE MEANING OF THE TEXAS CIVIL PRACTICE AND REMEDIES CODE § 15.020 AND AS SUCH AGREE THAT ANY ACTION OR SUIT ARISING FROM THIS AMENDMENT SHALL BE BROUGHT IN DALLAS COUNTY, TEXAS, AND VENUE SHALL BE IN DALLAS COUNTY, DALLAS, TEXAS.

2.3 Counterparts. Seller and Buyer may execute this Amendment in two or more counterparts, each of which shall constitute an original document and all of which taken together shall constitute a single agreement.

[Remainder of page intentionally left blank.]

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment in their respective corporate names as of the 31st day of March, 2009.

SELLER

Red River Environmental Products, LLC

By:	/s/ Jean Bustard
	Name:	Jean Bustard
	Title:	Manager

BUYER

Luminant Generation Company LLC

By:	/s/ NC Spence
	Name:	NC Spence
	Title:	Vice President

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

EXHIBIT A

EPC CONTRACT SCHEDULE OF CASH FLOWS and

MILESTONE PAYMENT SCHEDULE

Milestone Payment Schedule

*

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

EXHIBIT B

FORM OF MONTHLY UPDATE

*

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

FORM OF EPC REVIEW MEETING PRESENTATION

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

EXHIBIT D

FORM OF DOCUMENTATION ON FUNDING AND CAPITAL CALLS

Crowfoot Development

Weekly Cash Summary

Date	Event	CF Dev MM	CF Dev Checking	Red River Checking	Supply Checking	5 Forks Checking	ADA Savings

*

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.

EXHIBIT E

2009 MONTHLY PROJECTIONS

Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec

*

Notes:

1.	All projections in pounds.

2.	Projections are provided for planning purposes only and are subject to change.

3.	2009 Annual Nomination is * pounds.

*	indicates portions of the exhibit that have been omitted pursuant to a request for confidential information. The non-public information has been filed with the Commission.